Exhibit A

Exhibit A

JOINT FILING AGREEMENT

Pursuant to and in accordance with the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the “Exchange Act”) the undersigned hereby agree to the joint filing of Summit BCP Intermediate Holdings L.P., Summit BCP Intermediate Holdings GP Ltd., Blackstone Capital Partners (Delaware) V-NQ L.P., Blackstone Capital Partners (Delaware) NQ V-AC L.P., Blackstone Family Investment Partnership (Delaware) V-NQ L.P., Blackstone Participation Partnership (Delaware) V-NQ L.P., Blackstone Management Associates (Cayman) V-NQ L.P., Blackstone LR Associates (Cayman) V-NQ Ltd., BCP V-NQ GP L.L.C., Blackstone Holdings II L.P., Blackstone Holdings I/II GP Inc., The Blackstone Group L.P., Blackstone Group Management L.L.C. and Stephen A. Schwarzman, on behalf of each of them of any filing required by such party under Section 13 of the Exchange Act or any rule or regulation thereunder (including any amendment, restatement, supplement, and/or exhibit thereto) with respect to securities of Summit Materials, Inc., a Delaware corporation, and further agree to the filing, furnishing, and/or incorporation by reference of this Agreement as an exhibit thereto. Each of them is responsible for the timely filing of such filings and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate. This Agreement shall remain in full force and effect until revoked by any party hereto in a signed writing provided to each other party hereto, and then only with respect to such revoking party. This Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement this 16th day of February 2016.

SUMMIT BCP INTERMEDIATE HOLDINGS L.P.
By:	Summit BCP Intermediate Holdings GP, Ltd., its general partner

By:	/s/ Neil P. Simpkins
Name:	Neil P. Simpkins
Title:	Director

SUMMIT BCP INTERMEDIATE HOLDINGS GP, LTD.

By:	/s/ Neil P. Simpkins
Name:	Neil P. Simpkins
Title:	Director

BLACKSTONE CAPITAL PARTNERS (DELAWARE) V-NQ L.P.
By:	Blackstone Management Associates (Cayman) V-NQ L.P., its general partner
By:	BCP V-NQ GP L.L.C., its general partner

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

[Summit Materials, Inc. – Schedule 13G]

BLACKSTONE CAPITAL PARTNERS (DELAWARE) NQ V-AC L.P.
By:	Blackstone Management Associates (Cayman) V-NQ L.P., its general partner
By:	BCP V-NQ GP L.L.C., its general partner

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

BLACKSTONE FAMILY INVESTMENT PARTNERSHIP (DELAWARE) V-NQ L.P.
By:	BCP V-NQ GP L.L.C., its general partner

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

BLACKSTONE PARTICIPATION PARTNERSHIP (DELAWARE) V-NQ L.P.
By:	BCP V-NQ GP L.L.C., its general partner

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

BLACKSTONE MANAGEMENT ASSOCIATES (CAYMAN) V-NQ L.P.
By:	BCP V-NQ GP L.L.C., its general partner

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

BCP V-NQ GP L.L.C.

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

BLACKSTONE LR ASSOCIATES (CAYMAN) V-NQ LTD.

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	CLO, Chief Administrative Officer

[Summit Materials, Inc. – Schedule 13G]

BLACKSTONE HOLDINGS II L.P.
By:	Blackstone Holdings I/II GP Inc., its general partner

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

BLACKSTONE HOLDINGS I/II GP INC.

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

THE BLACKSTONE GROUP L.P.
By:	Blackstone Group Management L.L.C., its general partner

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

BLACKSTONE GROUP MANAGEMENT L.L.C.

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

STEPHEN A. SCHWARZMAN

By:	/s/ Stephen A. Schwarzman
Name:	Stephen A. Schwarzman

[Summit Materials, Inc. – Schedule 13G]